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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, DC 20549

                                 FORM 8-K

                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                   SECURITIES AND EXCHANGE ACT OF 1934



             Date of Report (Date of earliest event reported):
                              March 14, 1997



                EquiVantage Acceptance Corp. on behalf of
                -----------------------------------------
                EquiVantage Home Equity Loan Trust 1997-1
                -----------------------------------------
          (Exact Name of Registrant as Specified in its Charter)




         Delaware                333-23141                76-0448074
-----------------------         -----------             ---------------
(State of Incorporation         (Commission            (I.R.S. Employer
                                File Number)          Identification No.)


             1311 Northwest Freeway                      77040
                                                       ---------
                    Suite 301                          (Zip Code)
                 Houston, Texas
             ---------------------
             (Address of Principal
               Executive Offices)



      Registrant's telephone number, including area code: (713) 895-1957



                                 No Change
        ------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)


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     The financial statements of Financial Guaranty Insurance Company
("FGIC") as of December 31, 1995 and 1994 that are included in this Form 8-K have been audited by KPMG Peat Marwick LLP. The consent of KPMG Peat Marwick LLP to the inclusion of their audit report on such financial statements in this Form 8-K and their being named as "experts" in the Prospectus Supplement relating to EquiVantage Home Equity Loan Asset-Backed Certificates, Series 1997-1, is attached hereto as Exhibit 23.1.

     The financial statements of FGIC as of December 31, 1995 and 1994 are attached hereto as Exhibit 99.1. The unaudited financial statements of FGIC as of September 30, 1996 are attached hereto as Exhibit 99.2.

     Item 7. Financial Statements; Pro Forma Financial Information and
Exhibits.


     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits:

          23.1      Consent of KPMG Peat Marwick LLP

          99.1      Financial statements of FGIC, December 31, 1995 and 1994

          99.2      Unaudited financial statements of FGIC at September 30,
                    1996
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                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          EQUIVANTAGE ACCEPTANCE CORP.


                                          By:  /s/ John E. Smith
                                               -----------------
                                               John E. Smith
                                               President



Dated: March ___, 1997